                                                                     Exhibit 2.1

                                                                   [TRANSLATION]
                                                                      [SPECIMEN]

             SHARE CERTIFICATE OF SHINHAN FINANCIAL GROUP CO., LTD.

                              One Share Certificate
                                FIVE THOUSAND WON

                                                                  The 24th Issue
                                                                  No.: Ka-000000


1. Name of the Company:                 o Shinhan Financial Group Co., Ltd.
1. Date of establishment:               o September 1, 2001
1. Number of authorized shares:         o 1,000,000,000 shares
1. Face value per share                 o Won 5,000
1. Type of share:                       o Common Shares in Registered form
1. Date of issuance:                    o September 1, 2001


This certificate has been delivered to the person whose name is stated on the reverse of this certificate for the purpose of certifying that such person is the holder of the Company's one share in accordance with the Company's Articles of Incorporation.

                        SHINHAN FINANCIAL GROUP CO., LTD.
               Representative Director Eung Chan Ra (seal affixed)

                                                           [REVERSE OF SPECIMEN]


To: (shareholder)                                     Date of Delivery
------------------------------------------------      ----------------
Date of           Name of         Authentication      Date of             Name of        Authentication
Registration      Shareholder                         Registration        Shareholder
------------      -----------     --------------      ----------------    -----------    --------------

(1)                                                   (5)
(2)                                                   (6)
(3)                                                   (7)
(4)                                                   (8)